                                                                 EXHIBIT 10.6.3

                         SECOND AMENDMENT TO AGREEMENT

         THIS SECOND AMENDMENT TO AGREEMENT, made as of the 17th day of January, 1995, by and between Dillon Companies, Inc. ("Shareholder") and E-Z Serve Convenience Stores, Inc. ("E-Z").

                             W I T N E S S E T H :

         WHEREAS, Dillon and E-Z are parties to an Agreement dated as of December 2, 1994, as amended by Amendment to Agreement dated as of December 28, 1994, pursuant to which E-Z is to acquire the common stock of Time Saver Stores, Inc., on the terms and conditions set forth in the Agreement; and

         WHEREAS, the parties desire to modify and amend the Agreement as set forth below;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

1. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. E-Z has conducted a lien and judgment search on Time Saver and Delight which has disclosed the liens and judgments attached hereto as
         Schedule 1 (the "Judgments"). Shareholder believes that all of the Judgments have been satisfied. Shareholder shall use its best efforts to deliver to E-Z, on or before the date of delivery of the Closing Financial Statements, documentation evidencing the
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         satisfaction of the Judgments and the release of record of judgment liens associated therewith. In the event that Shareholder is unable to furnish such documentation, it shall indemnify E-Z with respect to such Judgments as to which documentation is not furnished, to the same extent as set forth in Article 9 of the Agreement.

3. Except as otherwise modified herein, the Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have signed this Agreement as of the day and year first above written.

                                        DILLON COMPANIES, INC.

                                        By: /s/ FRANK J. REMAR
Attest:                                    -------------------------------------
                                           Frank J. Remar
                                           Senior Vice President

 /s/ ROBERT L. MEYERS
--------------------------------
         Vice President



                                        E-Z SERVE CONVENIENCE STORES, INC.


                                        By: /s/ JOHN T. MILLER
                                           -------------------------------------
                                           John T. Miller
                                           Senior Vice President
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E-Z SERVE CORPORATION joins in the execution hereof for the purposes of consenting hereto and unconditionally guarantying the performance and undertakings of E-Z under this Second Amendment to Agreement.

                                        E-Z SERVE CORPORATION


                                        By: /s/ JOHN T. MILLER
                                           -------------------------------------
                                           John T. Miller
                                           Senior Vice President


STATE OF NEW YORK
                                        ) SS.
COUNTY OF NEW YORK

BE IT REMEMBERED, That on this 17th day of January, 1995, before me, a Notary Public in and for said County and State, personally appeared Frank J. Remar, and Robert L. Meyers, Senior Vice President and Vice President, respectively, of DILLON COMPANIES, INC., the corporation, whose name is subscribed to and which executed the foregoing instrument, and for themselves and as such officers respectively, and for and on behalf of the corporation, acknowledged the signing and execution of said instrument as their free and voluntary act and deed as such officers respectively, and the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal, on the day and year last aforesaid.

                                        /s/ BERNADETTE M. COLGAN
                                        --------------------------------
                                        Notary Public
My Commission Expires:
                                              BERNADETTE M. COLGAN
                                        Notary Public, State of New York
                                                 No. 03-5028006
                                            Qualified in Bronx County
                                        Commission Expires: May 23, 1996


STATE OF NEW YORK
                                        ) SS.
COUNTY OF NEW YORK

         BE IT REMEMBERED, That on this 17th day of January, 1995, before me, a Notary Public in and for said County and State, personally appeared John T. Miller, Senior Vice President of E-Z Serve Convenience Stores, Inc., the corporation, whose name is subscribed to and which executed the foregoing instrument, and for themselves and as such officers respectively, and for and on behalf of the corporation, acknowledged the signing and execution of said instrument as their free and voluntary act and deed as such officers respectively, and the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.
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         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my Notarial seal, on the day and year last aforesaid.



                                        /s/ BERNADETTE M. COLGAN
                                        --------------------------------
                                        Notary Public
My Commission Expires:
                                              BERNADETTE M. COLGAN
                                        Notary Public, State of New York
                                                 No. 03-5028006
                                            Qualified in Bronx County
                                        Commission Expires: May 23, 1996


STATE OF NEW YORK
                         SS.
COUNTY OF NEW YORK

BE IT REMEMBERED, That on this 17th day of January, 1995, before me, a Notary Public in and for said County and State, personally appeared John T.
Miller, Senior Vice President of E-Z Serve Corporation, the corporation, whose name is subscribed to and which executed the foregoing instrument, and for themselves and as such officers respectively, and for and on behalf of the corporation, acknowledged the signing and execution of said instrument as their free and voluntary act and deed as such officers respectively, and the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my Notarial seal, on the day and year last aforesaid.


                                        /s/ BERNADETTE M. COLGAN
                                        --------------------------------
                                        Notary Public
My Commission Expires:
                                              BERNADETTE M. COLGAN
                                        Notary Public, State of New York
                                                 No. 03-5028006
                                            Qualified in Bronx County
                                        Commission Expires: May 23, 1996